UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2023

ECCO AUTO WORLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56048	30-0943638
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit C, 4/F, China Insurance Building, 48 Cameron Road, Tsim Sha Tsui, Kowloon	Hong Kong
(Address of principal executive offices)	(Zip Code)

+852 8134 5953

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered under Section 12(g) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	EAWC	N/A

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2023, all of the existing directors and officers resigned immediately. Accordingly, Jason Wong Chee Hon, Woo Shuk Fong, Koh Khee Ngiap, Koh Kok Wei, and Joson Yeo Hung Kwang, then serving as directors and Jason Wong Chee Hon as an officer, ceased to be the Company’s Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary and Directors. On February 27, 2023, Chai Kok Leong consented to act as the new Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary, and a Director of the Company.

Chai Kok Leong – Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer, Director

Mr. Chai has over twenty years of extensive experience with management, operations, marketing, and the evolution of high-growth startups to established global corporations. Prior to joining the Company, he served as the president of the United World Culture and Commercial Federation Malaysia since 2017. Mr. Chai was the strategic partner of GreenPro Capital Group (NASDAQ: GRNQ) and has concluded a private placement excise for the company since 2016. He is also an angel investor and has ventured into new startup companies in the financial technology, healthcare, and education industries since 2000. In 1987, Mr. Chai graduated from the Malaysia Institute of Art and was a commercial art lecturer who plays a vital role in educating and inspiring the next generation of artists

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	DIRECTORS RESOLUTIONS, dated February 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2023

ECCO AUTO WORLD CORPORATION

/s/ Chai Kok Leong
By:	Chai Kok Leong
Title:	CEO

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